UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-22945 (Commission File Number)	13-3169913 (IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 25, 2016, Helios and Matheson Analytics Inc., a Delaware corporation (“HMNY” ), Zone Acquisition, Inc., a Nevada corporation and wholly owned subsidiary of HMNY (the “Sub”), and Zone Technologies, Inc., a privately held Nevada corporation (“Zone”), entered into that certain Waiver and First Amendment to Agreement and Plan of Merger (the “Amendment” ), amending the previously reported Agreement and Plan of Merger, dated as of July 7, 2016 by and among HMNY, Zone and the Sub (the “ Merger Agreement” ), pursuant to which, subject to the satisfaction or waiver of certain conditions, the Sub will merge with and into Zone, with Zone surviving as a wholly owned subsidiary of HMNY (the “Merger”).

The Amendment (i) waives the requirement that HMNY file and cause to become effective a registration statement registering the merger consideration issuable under the Merger Agreement as a condition to closing the Merger, (ii) extends the Due Diligence Review Period (as defined in the Merger Agreement) to September 16, 2016; and (iii) extends the date by which HMNY’s board of directors must have received the Fairness Opinion (as defined in the Merger Agreement) to August 23, 2016.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which the Company filed as Exhibit 2.1 to its Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on July 12, 2016, remains in full force and effect without modification. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this Current Report as Exhibit 2.1, which is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Waiver and First Amendment to Agreement and Plan of Merger, dated as of August 25, 2016

Important Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. This communication does not constitute a solicitation of any vote or approval. This communication relates to a proposed business combination between HMNY and Zone. In connection with this proposed business combination and in accordance with the Merger Agreement, HMNY plans to file a definitive Information Statement on Schedule 14C with the SEC in connection with HMNY’s receipt of Helios & Matheson Information Technology, Ltd. (“HMIT”)’s written consent to the Merger and the transactions contemplated by the Merger Agreement, in lieu of a meeting. INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE DEFINITIVE INFORMATION STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive Information Statement (if and when available) will be mailed to stockholders of HMNY in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by HMNY through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by HMNY will be available free of charge on HMNY’s website at www.hmny.com.

Cautionary Statement on Forward-looking Information

Certain statements in this Current Report and its exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2016

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Parthasarathy Krishnan, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Waiver and First Amendment to Agreement and Plan of Merger, dated as of August 25, 2016

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